                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 1, 1998
                                                 -------------------------------

                        Wells Real Estate Fund XI, L.P.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                    Georgia
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


      333-7979-01                                           58-2250094
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OF ASSETS.

  On September 1, 1998, a joint venture (the "Fund X-XI Joint Venture") between Wells Real Estate Fund XI, L.P. (the "Registrant") and Wells Real Estate Fund X, L.P. ("Wells Fund X") acquired an interest in another joint venture called Wells/Orange County Associates (the "Cort Joint Venture") from Wells Development Corporation ("Wells Development"), an affiliate of the Registrant. The Cort Joint Venture owns and operates an office building with 52,000 rentable square feet comprised of an 18,000 square foot office and open showroom area and a 34,000 square foot warehouse area (the "Cort Furniture Building"). Descriptions of the Fund X-XI Joint Venture, the Cort Joint Venture, the acquisition of the Cort Furniture Building by the Cort Joint Venture, the leasing of the Cort Furniture Building and the contract between the Fund X-XI Joint Venture and Wells Development to acquire Wells Development's interest in the Cort Joint Venture are described in Supplement No. 3 dated August 12, 1998 ("Supplement No. 3") to the Prospectus of the Registrant dated December 31, 1997, contained in Post-Effective Amendment No. 7 of Wells Fund X and the Registrant (Commission File No. 333-7979), filed with the Securities and Exchange Commission on August 14, 1998, which is incorporated herein by reference and hereby made a part hereof.

  As of September 1, 1998, the Registrant had contributed $1,398,767 to the Fund X-XI Joint Venture and held an approximately 38% equity percentage interest in the Fund X-XI Joint Venture, while Wells Fund X had contributed $2,296,223 to the Fund X-XI Joint Venture and held an approximately 62% equity percentage interest in the Fund X-XI Joint Venture. As of September 1, 1998, the Fund X-XI Joint Venture had made an aggregate $3,695,000 capital contribution to the Cort Joint Venture and owned an approximately 56% equity percentage interest in the Cort Joint Venture, while Wells Operating Partnership, L.P. had contributed $2,861,874 and held an approximately 44% equity percentage interest in the Cort Joint Venture.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Audited Financial Statements. The following audited financial
            ----------------------------
statements relating to the acquisition of an ownership interest in the Cort Joint Venture by the Fund X-XI Joint Venture are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                        Wells/Orange County Associates
                        ------------------------------
                                                                         Page
                                                                         ----
            Report of Independent Public Accountants                      F-1

            Balance Sheet as of September 1, 1998                         F-2

            Statement of Income for the period from Inception             F-3
            (July 31, 1998) through September 1, 1998

            Statement of Partners' Capital for the period from            F-4
            Inception (July 31, 1998) through September 1, 1998

            Statements of Cash Flows for the period from Inception        F-5
            (July 31, 1998) through September 1, 1998

            Notes to Financial Statements - September 1, 1998             F-6


                            Cort Furniture Building
                            -----------------------
                                                                          Page
                                                                          ----
            Report of Independent Public Accountants                      F-10

            Statement of Revenues Over Certain Operating Expenses         F-11
            for the year ended December 31, 1997 and for the six months ended June 30, 1998 (Unaudited)

            Notes to Statement of Revenues Over Certain Operating         F-12
            Expenses for the year ended December 31, 1997 and for the six months ended June 30, 1998 (Unaudited)

        (b) Pro Forma Financial Information.  The following unaudited pro forma
            -------------------------------
financial statements of the Registrant relating to the real property interest acquired are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                                          Page
                                                                          ----
            Summary of Unaudited Pro Forma Financial Statements           F-14

            Pro Forma Balance Sheet as of June 30, 1998                   F-15

            Pro Forma Statement of Income for the year ended              F-16
            December 31, 1997

            Pro Forma Statement of Income for the six months
            ended June 30, 1998                                           F-17

        After reasonable inquiry, the Registrant is not aware of any material factors relating to the real property described in this current Report on Form 8-K that would cause the financial information reported herein not to be necessarily indicative of future operating results.

                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WELLS REAL ESTATE FUND XI, L.P.
                                      Registrant


                                      By: /s/ Leo F. Wells, III
                                         ---------------------------------------
                                              Leo F. Wells, III, as General
                                              Partner and as President and
                                              sole Director of Wells Capital,
                                              Inc., the General Partner of
                                              Wells Partners, L.P., General
                                              Partner


Date:  September 11, 1998

                                 EXHIBIT INDEX


        The following document is incorporated by reference in this Current Report and, accordingly, is filed as an exhibit to this Current Report:

Description of Document                                         Exhibit No.
-----------------------                                         -----------

        Supplement No. 3 dated August 12, 1998 to the              99.1
        Prospectus of Wells Real Estate Fund XI, L.P.
        dated December 31, 1997, contained in Post-
        Effective Amendment No. 7 to Form S-11
        Registration Statement of Wells Real Estate
        Fund X, L.P. and Wells Real Estate Fund XI, L.P.
        filed with the Commission on August 14, 1998
        (Commission File No. 333-7979)

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells/Orange County Associates:

We have audited the accompanying balance sheet of WELLS/ORANGE COUNTY ASSOCIATES (a Georgia joint venture) as of September 1, 1998 and the related statements of income, partners' capital, and cash flows for the period from inception (July 31, 1998) through September 1, 1998. These financial statements are the responsibility of the Cort Joint Venture's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wells/Orange County Associates as of September 1, 1998 and the results of its operations and its cash flows for the period from inception (July 31, 1998) through September 1, 1998 in conformity with generally accepted accounting principles.



Arthur Andersen LLP

/s/ Arthur Andersen LLP
-----------------------

Atlanta, Georgia
September 4, 1998

                         WELLS/ORANGE COUNTY ASSOCIATES

                           (A GEORGIA JOINT VENTURE)


                                 BALANCE SHEET

                               SEPTEMBER 1, 1998



                                     ASSETS

REAL ESTATE ASSETS, at cost:
   Land                                                                                               $2,187,501
   Building, less accumulated depreciation of $29,688                                                  4,623,434
                                                                                                      ----------
       Total real estate assets                                                                        6,810,935

CASH AND CASH EQUIVALENTS                                                                                 79,528

OTHER ASSETS                                                                                               2,625
                                                                                                      ----------
       Total assets                                                                                   $6,893,088
                                                                                                      ==========

                                                 LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:
   Partnership distribution payable                                                                   $   33,719
   Accrued expenses                                                                                       32,086
                                                                                                      ----------
       Total liabilities                                                                                  65,805
                                                                                                      ----------
COMMITMENTS AND CONTINGENCIES (Note 5)

PARTNERS' CAPITAL:
   Wells Operating Partnership, L.P.                                                                   2,972,910
   Fund X and XI Associates                                                                            3,854,373
                                                                                                      ----------
       Total partners' capital                                                                         6,827,283
                                                                                                      ----------
       Total liabilities and partners' capital                                                        $6,893,088
                                                                                                      ==========



       The accompanying notes are an integral part of this balance sheet.

                         WELLS/ORANGE COUNTY ASSOCIATES

                           (A GEORGIA JOINT VENTURE)


                              STATEMENT OF INCOME

                 FOR THE PERIOD FROM INCEPTION (JULY 31, 1998)

                           THROUGH SEPTEMBER 1, 1998




REVENUES:
   Rental                                                                                                 $67,982
EXPENSES:                                                                                                 -------
   Depreciation                                                                                            29,688
   Interest                                                                                                29,024
   Management fees                                                                                          2,614
                                                                                                          -------
                                                                                                           61,326
                                                                                                          -------
NET INCOME                                                                                                $ 6,656
                                                                                                          =======
NET INCOME ALLOCATED TO WELLS OPERATING PARTNERSHIP, L.P.                                                 $ 2,929
                                                                                                          =======
NET INCOME ALLOCATED TO WELLS DEVELOPMENT CORPORATION                                                     $ 3,727
                                                                                                          =======



         The accompanying notes are an integral part of this statement.

                         WELLS/ORANGE COUNTY ASSOCIATES

                           (A GEORGIA JOINT VENTURE)


                         STATEMENT OF PARTNERS' CAPITAL

                 FOR THE PERIOD FROM INCEPTION (JULY 31, 1998)

                           THROUGH SEPTEMBER 1, 1998




                                                                      WELLS            WELLS                           TOTAL
                                                                   DEVELOPMENT       OPERATING        FUND X AND     PARTNERS'
                                                                   CORPORATION   PARTNERSHIP, L.P.   XI ASSOCIATES    CAPITAL
                                                                   -----------   -----------------   -------------  ----------
BALANCE, JULY 31, 1998                                             $         0        $        0      $        0    $        0

   Partner contributions                                             1,500,000         2,991,074       2,363,272     6,854,346
   Partnership distributions                                           (12,626)          (21,093)              0       (33,719)
   Net income                                                            3,727             2,929               0         6,656
   Transfer of joint venture interest                               (1,491,101)                0       1,491,101             0
                                                                   -----------        ----------      ----------    ----------
BALANCE, SEPTEMBER 1, 1998                                         $         0        $2,972,910      $3,854,373    $6,827,283
                                                                   ===========        ==========      ==========    ==========




         The accompanying notes are an integral part of this statement.

                         WELLS/ORANGE COUNTY ASSOCIATES

                           (A GEORGIA JOINT VENTURE)


                            STATEMENT OF CASH FLOWS

                 FOR THE PERIOD FROM INCEPTION (JULY 31, 1998)

                           THROUGH SEPTEMBER 1, 1998




CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                                                                           $     6,656
                                                                                                                      -----------
 Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation                                                                                                            29,688
   Changes in assets and liabilities:
     Other assets                                                                                                          (2,625)
     Accrued expenses                                                                                                      32,086
                                                                                                                      -----------
      Total adjustments                                                                                                    59,149
                                                                                                                      -----------
      Net cash provided by operating activities                                                                            65,805
                                                                                                                      -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Investment in real estate assets                                                                                      (6,552,259)
                                                                                                                      -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Issuance of note payable                                                                                               4,875,000
 Payment of note payable                                                                                               (4,875,000)
 Contributions received from partners                                                                                   6,565,982
                                                                                                                      -----------
      Net cash provided by financing activities                                                                         6,565,982
                                                                                                                      -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                                                                  79,528

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                                                  0
                                                                                                                      -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                                              $    79,528
                                                                                                                      ===========
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING ACTIVITIES:
 Deferred project costs applied by partners                                                                           $   288,364
                                                                                                                      ===========
 Transfer of joint venture interest                                                                                   $ 1,491,101
                                                                                                                      ===========



         The accompanying notes are an integral part of this statement.

                         WELLS/ORANGE COUNTY ASSOCIATES



                         NOTES TO FINANCIAL STATEMENTS


                               SEPTEMBER 1, 1998

1. ORGANIZATION AND DESCRIPTION OF REAL ESTATE PROPERTY

   DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

   The Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., entered into a joint venture agreement known as Wells/Orange County Associates ("Cort Joint Venture") with Wells Development Corporation ("Wells Development"). On July 31, 1998, the Cort Joint Venture acquired the Cort Furniture Building for a purchase price of $6,400,000 plus acquisition expenses of approximately $150,000. The Cort Joint Venture used the $1,668,000 aggregate capital contributions described below to partially fund the purchase of the Cort Furniture Building. The Cort Joint Venture obtained a loan in the amount of $4,875,000 from NationsBank, N.A., the proceeds of which were used to fund the remainder of the cost of the Cort Furniture Building (the "Cort Loan"). On September 1, 1998, Fund X and XI Associates, a joint venture between Wells Real Estate Fund X, L.P. ("Wells Fund X") and Wells Real Estate Fund XI, L.P. ("Wells Fund XI"), acquired an interest in the Cort Joint Venture from Wells Development (see "Acquisition of the Cort Joint Venture Interest").

   The Cort Furniture Building is a 52,000-square-foot warehouse and office building located in Fountain Valley, California. The building is 100% occupied by one tenant with a 15-year lease term that commenced on November 1, 1988 and expires on October 31, 2003. The monthly base rent payable under the lease is $63,247 through April 30, 2001, at which time the monthly base rent will be increased 10% to $69,574 for the remainder of the lease term. The lease is a triple net lease, whereby the terms require the tenant to reimburse the Cort Joint Venture for certain operating expenses, as defined in the lease, related to the building.

   ACQUISITION OF THE CORT JOINT VENTURE INTEREST

   Wells Fund XI entered into a Joint Venture Agreement with Wells Fund X known as Fund X and XI Associates ("Fund X-XI Joint Venture") for the purpose of the acquisition, ownership, leasing, operation, sale, and management of real properties and interests in real properties, including but not limited to, the acquisition of equity interests in the Cort Joint Venture.

   On July 30, 1998, the Fund X-XI Joint Venture entered into the Agreement for the Purchase and Sale of Joint Venture Interest (the "Cort JV Contract") with Wells Development. Pursuant to the Cort JV Contract, the Fund X-XI Joint Venture contracted to acquire Wells

   Development's interest in the Cort Joint Venture. On September 1, 1998, the Fund X-XI Joint Venture exercised its rights under the Cort JV Contract and purchased Wells Development's interest in the Cort Joint Venture and became a joint venture partner with Wells OP in the ownership of the Cort Furniture Building. Wells Fund X, Wells OP, and Wells Development are all affiliates of Wells Fund XI.

   At the time of entering into the Cort JV Contract, the Fund X-XI Joint Venture paid $1,500,000 to Wells Development as an earnest money deposit (the "Cort Earnest Money"). Wells Fund X and Wells Fund XI each contributed $750,000 of the Cort Earnest Money as a capital contribution to the Fund X-XI Joint Venture. Wells Development contributed the Cort Earnest Money it received from the Fund X-XI Joint Venture to the Cort Joint Venture as its initial capital contribution, and Wells OP simultaneously contributed $168,000 to the Cort Joint Venture as its initial capital contribution.

   On September 1, 1998, Wells Fund X and Wells Fund XI contributed an additional $1,546,233 and $648,767, respectively, to the Fund X-XI Joint Venture, and these aggregate proceeds of $2,195,000 were contributed to the Cort Joint Venture. Wells OP contributed an additional $2,702,982. These proceeds were used to pay off the Cort Loan. Upon the transfer of Wells Development's interest in the Cort Joint Venture to the Fund X-XI Joint Venture, the Fund X-XI Joint Venture was credited with making $1,500,000 in capital contributions to the Cort Joint Venture. As of September 1, 1998, the Fund X-XI Joint Venture and Wells OP own 56% and 44%, respectively, of the Cort Joint Venture, and Wells Fund X and Wells Fund XI hold a 62% and 38%, respectively, equity interest in the Fund X-XI Joint Venture.

   Cash flow distributions payable by the Cort Joint Venture to Wells Development totaled $12,626. These distributions will subsequently be paid to the Fund X-XI Joint Venture.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   CASH AND CASH EQUIVALENTS

   For the purposes of the statement of cash flows, the Cort Joint Venture considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents include cash and short-term investments. Short-term investments are stated at cost, which approximates fair value, and consist of investments in money market accounts.

   USE OF ESTIMATES AND FACTORS AFFECTING THE JOINT VENTURE

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The carrying values of the real estate assets are based on management's current intent to hold the real estate assets as long-term investments. The success of the Cort Joint

   Venture's future operations and the ability to realize the investment in its assets will be dependent on the Cort Joint Venture's ability to maintain an appropriate level of rental rates, occupancy, and operating expenses in future years. Management believes that the steps it is taking will enable the Cort Joint Venture to realize its investment in its assets.

   INCOME TAXES

   The Cort Joint Venture is not subject to federal or state income taxes, and therefore, none have been provided for in the accompanying financial statements. The partners of Wells Fund X, Wells Fund XI, and Wells OP are required to include their respective shares of profits and losses in their individual income tax returns.

   REAL ESTATE ASSETS

   Real estate assets held by the Cort Joint Venture are stated at cost, less accumulated depreciation. Major improvements and betterments are capitalized when they extend the useful life of the related asset. All ordinary repairs and maintenance are expensed as incurred.

   Management continually monitors events and changes in circumstances which could indicate that the carrying amounts of real estate assets may not be recoverable. When events or changes in circumstances are present that indicate the carrying amounts of real estate assets may not be recoverable, management assesses the recoverability of real estate assets under Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," by determining whether the carrying value of such real estate assets will be recovered through the future cash flows expected from the use of the asset and its eventual disposition. Management believes that there has been no impairment in the carrying value of real estate assets held by the Cort Joint Venture.

   Depreciation of buildings is calculated using the straight-line method over 25 years.

   REVENUE RECOGNITION

   The lease on real estate assets held by the Cort Joint Venture is classified as an operating lease, and the related rental income is recognized on a straight-line basis over the term of the lease.

   PARTNERS' DISTRIBUTIONS AND ALLOCATIONS OF PROFIT AND LOSS

   Cash available for distribution and allocations of profit and loss to Fund X-XI Joint Venture and Wells OP by the Cort Joint Venture are made in accordance with the terms of the joint venture agreement. Generally, these items are allocated in proportion to the partners' respective ownership interests. Cash distributions are generally paid by the Cort Joint Venture to the partners quarterly.

3. DEFERRED PROJECT COSTS

   The Wells Funds and Wells OP pay a percentage of limited partner contributions to Wells Capital, Inc., an affiliate of the Cort Joint Venture, for acquisition and advisory services. These payments, as stipulated by the partnership agreement, can be up to 3.5% of the limited partner contributions, subject to certain overall limitations contained in the partnership agreement. These fees are allocated to specific properties as they are purchased or developed and are included in real estate assets of the Cort Joint Venture.

4. FUTURE MINIMUM RENTAL INCOME

   The future minimum rental income due the Cort Joint Venture under the noncancelable operating lease pertaining to the Cort Furniture Building is as follows:

          For the four month period ended December 31, 1998                             $  252,988
          Year ending December 31:
            1999                                                                           758,964
            2000                                                                           758,964
            2001                                                                           809,580
            2002                                                                           834,888
           Thereafter                                                                      695,740
                                                                                        ----------
                                                                                        $4,111,124
                                                                                        ==========

5. COMMITMENTS AND CONTINGENCIES

   Management, after consultation with legal counsel, is not aware of any significant litigation or claims against the Cort Joint Venture or its partners. In the normal course of business, the Cort Joint Venture or its partners may become subject to such litigation or claims.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Wells Real Estate Fund XI, L.P.:

We have audited the accompanying statement of revenues over certain operating expenses of the CORT FURNITURE BUILDING for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Cort Furniture Building after acquisition by the Cort Joint Venture (a joint venture between Fund X-XI Joint Venture and Wells Operating Partnership, L.P., which was formerly a joint venture between Wells Operating Partnership, L.P. and Wells Development Corporation). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Cort Furniture Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Cort Furniture Building for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP                                     /s/ Arthur Andersen LLP

Atlanta, Georgia
September 4, 1998

                            CORT FURNITURE BUILDING


                      STATEMENTS OF REVENUES OVER CERTAIN

                               OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                   AND FOR THE SIX MONTHS ENDED JUNE 30, 1998




                                                         1997            1998
                                                       --------        --------
                                                                     (Unaudited)

RENTAL REVENUES                                        $771,618        $385,809

OPERATING EXPENSES                                       16,408           4,104
                                                       --------        --------
REVENUES OVER CERTAIN OPERATING EXPENSES               $755,210        $381,705
                                                       ========        ========


        The accompanying notes are an integral part of these statements.

                            CORT FURNITURE BUILDING


                        NOTES TO STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                   AND FOR THE SIX MONTHS ENDED JUNE 30, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   On July 31, 1998, the Wells/Orange County Associates ("Cort Joint Venture") purchased the Cort Furniture Building for a total purchase price of $6,400,000 plus acquisition expenses of approximately $150,000. The original partners in the Cort Joint Venture included Wells Development Corporation and the Wells Operating Partnership L.P. ("Wells OP"), a Delaware limited partnership organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., the general partner of Wells OP. On September 1, 1998, a joint venture ("Fund X-XI Joint Venture") between Wells Real Estate Fund X L.P. ("Wells Fund X") and Wells Real Estate Fund XI L.P. ("Wells Fund XI") acquired an interest in the Cort Joint Venture from Wells Development. As of September 1, 1998, the Fund X-XI Joint Venture had made an aggregate capital contribution, including deferred project costs, to the Cort Joint Venture of $3,863,272 and owned approximately 56% equity interest in the Cort Joint Venture, while Wells OP had contributed $2,991,074, which includes deferred project costs, and held approximately 44% equity interest in the Cort Joint Venture. As of September 1, 1998, Wells Fund XI had contributed $1,457,049, including deferred projects costs, to the Fund X-XI Joint Venture and held approximately 38% equity interest in the Fund X-XI Joint Venture, while Wells Fund X had contributed $2,406,223, including deferred project costs, to the Fund X-XI Joint Venture and held an approximately 62% equity percentage interest in the Fund X-XI Joint Venture.

   The Cort Furniture Building is a 52,000-square-foot warehouse and office building located in Fountain Valley, California. The building is 100% occupied by one tenant with a 15-year lease term that commenced on November 1, 1988 and expires on October 31, 2003. The monthly base rent payable under the lease is $63,247 through April 30, 2001 at which time the monthly base rent will be increased 10% to $69,574 for the remainder of the lease term. The lease is a triple net lease, whereby the terms require the tenant to reimburse the Cort Joint Venture for certain operating expenses, as defined in the lease, related to the building.

   RENTAL REVENUES

   Rental income from the lease is recognized on a straight-line basis over the life of the lease.

2. BASIS OF ACCOUNTING

   The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as depreciation and management fees, not comparable to the operations of the Cort Furniture Building after acquisition by the Cort Joint Venture.

                        WELLS REAL ESTATE FUND XI, L.P.

                   (UNAUDITED PRO FORMA FINANCIAL STATEMENTS)

The following unaudited pro forma balance sheet as of June 30, 1998 and the pro forma statements of income for the year ended December 31, 1997 and the six months ended June 30, 1998 have been prepared to give effect to the following transaction as if it occurred as of June 30, 1998 with respect to the balance
sheet and on January 1, 1997 with respect to the statements of income:   Wells
Real Estate Fund XI, L.P.'s acquisition of an equity interest in the Cort Furniture Building, which was acquired through Wells/Orange County Associates (a joint venture between Fund X--XI Joint Venture and Wells Operating Partnership, L.P., which was formerly a joint venture between Wells Operating Partnership, L.P. and Wells Development Corporation). Wells Operating Partnership, L.P. is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells Operating Partnership, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

The pro forma financial statements are based on available information and certain assumptions that management believes are reasonable. Final adjustments may differ from the pro forma adjustments herein.

                        WELLS REAL ESTATE FUND XI, L.P.

                            PRO FORMA BALANCE SHEET

                                 JUNE 30, 1998

                                  (UNAUDITED)

                                                            WELLS
                                                         REAL ESTATE
                                                           FUND XI,          PRO FORMA             PRO FORMA
                                                             L.P.           ADJUSTMENTS              TOTAL
                                                         -----------        -----------            ----------
ASSETS:
 Investment in joint ventures                             $2,571,107        $ 1,457,049 (a)        $4,028,156
 Cash and cash equivalents                                 3,101,364         (1,398,767)(a)         1,702,597
 Deferred project costs                                      126,751            (58,282)(a)            68,469
 Deferred offering costs                                     318,723                  0               318,723
 Prepaid expenses and other assets                            20,000                  0                20,000
 Due from affiliates                                          26,736                  0                26,736
                                                          ----------        -----------            ----------
       Total assets                                       $6,164,681        $         0            $6,164,681
                                                          ==========        ===========            ==========
LIABILITIES:
 Sales commissions payable                                $   29,029        $         0            $   29,029
 Due to affiliates                                           329,307                  0               329,307
                                                          ----------        -----------            ----------
       Total liabilities                                     358,336                  0               358,336
                                                          ----------        -----------            ----------
PARTNERS' CAPITAL:
 General partners                                                427                  0                   427
 Original limited partner                                        100                  0                   100
 Limited partners:
   Class A                                                 4,524,824                  0             4,524,824
   Class B                                                 1,280,994                  0             1,280,994
                                                          ----------        -----------            ----------
       Total partners' capital                             5,806,345                  0             5,806,345
                                                          ----------        -----------            ----------
       Total liabilities and partners' capital            $6,164,681        $         0            $6,164,681
                                                          ==========        ===========            ==========

       (a) Reflects Wells Real Estate Fund XI L.P.'s contribution to Wells/Orange County Associates, which is comprised of cash contributions and deferred project costs.

                        WELLS REAL ESTATE FUND XI, L.P.

                         PRO FORMA STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                  (UNAUDITED)

                                                             WELLS
                                                          REAL ESTATE                                 PRO
                                                           FUND XI,          PRO FORMA               FORMA
                                                             L.P.            ADJUSTMENT              TOTAL
                                                          ----------         ----------            ----------
REVENUES:
 Equity in income of joint venture                             $0             $119,616(a)            $119,616

EXPENSES                                                        0                    0                      0
                                                               --             --------               --------
NET INCOME                                                     $0             $119,616               $119,616
                                                               ==             ========               ========

NET LOSS ALLOCATED TO GENERAL PARTNERS                         $0             $   (376)              $   (376)
                                                               ==             ========               ========

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS               $0             $157,241               $157,241
                                                               ==             ========               ========

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS                 $0             $(37,249)              $(37,249)
                                                               ==             ========               ========

       (a) Reflects Wells Real Estate Fund XI L.P.'s 21% equity in income of Wells/Orange County Associates. The pro forma adjustment results from rental revenues, less operating expenses, management fees, and depreciation expense.

                        WELLS REAL ESTATE FUND XI, L.P.

                         PRO FORMA STATEMENT OF INCOME

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                  (UNAUDITED)

                                                                       WELLS
                                                                    REAL ESTATE                               PRO
                                                                      FUND XI,          PRO FORMA            FORMA
                                                                        L.P.            ADJUSTMENT           TOTAL
                                                                    -----------         ----------         --------
REVENUES:
 Equity in income of joint venture                                     $11,581            $ 60,915 (a)     $ 72,496
 Interest income                                                        77,028                   0           77,028
                                                                       -------            --------         --------
                                                                        88,609              60,915          149,524
                                                                       -------            --------         --------
EXPENSES:
 Legal and accounting                                                   23,014                   0           23,014
 Computer costs                                                            697                   0              697
 Printing and notebooks                                                  4,592                   0            4,592
 Other                                                                   2,345                   0            2,345
 Administrative salaries                                                 4,732                   0            4,732
 Office expense                                                          1,807                   0            1,807
 Postage                                                                   730                   0              730
                                                                       -------            --------         --------
                                                                        37,917                   0           37,917
                                                                       -------            --------         --------
NET INCOME                                                             $50,692            $ 60,915         $111,607
                                                                       =======            ========         ========

NET LOSS ALLOCATED TO GENERAL PARTNERS                                 $   (73)           $   (188)        $   (261)
                                                                       =======            ========         ========

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS                       $57,947            $ 79,727         $137,674
                                                                       =======            ========         ========

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS                         $(7,182)           $(18,624)        $(25,806)
                                                                       =======            ========         ========

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT           $  0.22            $   0.31         $   0.53
                                                                       =======            ========         ========

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT             $ (0.10)           $  (0.27)        $  (0.37)
                                                                       =======            ========         ========

            (a) Reflects Wells Real Estate Fund XI L.P.'s 21% equity in income of Wells/Orange County Associates. The pro forma adjustment results from rental revenues, less operating expenses, management fees, and depreciation expense.